Exhibit 99.3

HIGHLY COMPLEMENTARY STRATEGIC COMBINATION TO ACHIEVE SUSTAINABLE, PROFITABLE GROWTH

Merger of equals brings together two highly complementary businesses to create an integrated, leading global advisory, broking and solutions firm to serve a broad range of clients in existing and new business lines

•	An approximately $18 billion equity market capitalization company with $8.2 billion in revenues (pro forma for the merger, completion of Willis’ acquisitions of Miller and Gras Savoye (pending), and full year run rate contributions for Willis’ acquisitions of IFG, Max Matthiessen and Charles Monat) and ~39,000 employees in over 120 countries

•	Complementary capabilities, business lines, client bases and geographies

•	50:50 split of combined company ownership; each firm nominates 6 directors to 12-person board; executives drawn from both companies

•	The combined company will be named Willis Towers Watson

Delivers tangible revenue growth opportunities

•	GB, Western Europe and Rest of World

•	Expand Towers Watson’s reach by 80+ countries

•	Internationalize Towers Watson’s Global Health and Group Benefits solution over time

•	Enhance both Tower Watson’s and Willis’ ability to serve multinational Human Capital & Benefits clients

•	Deliver more comprehensive local market solutions for multinationals

•	North America

•	Increase Willis’ penetration in $10+ billion U.S. large P&C corporate market

•	Accelerate growth of OneExchange

•	Towers Watson provides best-in-class OneExchange platform for Willis’ middle-market clients

•	Willis provides enhanced access to middle-market client base

•	Continued focus on channel partner distribution

POWERFUL CLIENT PROPOSITION

Integrated global platform with highly-complementary offerings

•	Clients across all segments and geographies will have access to a full complement of advice, analytics, specialty capabilities and solutions covering benefits; exchange solutions; brokerage and advisory; risk and capital management; and talent and rewards

FINANCIALLY COMPELLING TRANSACTION PROVIDES VALUE CREATION OPPORTUNITY FOR BOTH SETS OF SHAREHOLDERS

Enhanced growth opportunities and synergies

•	Accelerate revenue, cash flow, EBITDA and earnings growth

•	Expected to drive shareholder value

Increased scale, diversity and financial strength

•	Strong balance sheet

•	Diverse revenue mix by business and geography

Capitalizing on identified cost synergies

•	Run rate cost synergies of $100-125 million expected to be realized within three years post-close through corporate costs and economies of scale

•	Incremental to current cost savings and operational improvement initiative

•	Non-recurring costs to achieve synergies of ~1.25 savings

•	Maintain Irish domicile

•	Expected combined tax rate: mid-20 percent range

Roadmap for successful integration in place

•	Willis and Towers Watson have proven track records of identifying and capturing opportunities and synergies

•	Joint integration team

•	Integration team to be led by Dominic Casserley from Willis and Gene Wickes from Towers Watson

•	Well-defined integration process with a commitment to associate communication and engagement

•	Unwavering focus on client service and current growth and operational improvement opportunities

COMBINATION CREATES A DYNAMIC COMPANY FOCUSED ON EMPLOYEE GROWTH AND DEVELOPMENT

Willis and Towers Watson talent will benefit from improved long-term growth opportunities by being part of a larger, stronger and more global company

•	Provides talent in both firms with growth opportunities as part of a stronger, more diversified global competitor

•	Global reach and infusion of new capabilities offer talent more growth

•	Shared values, including client-first approach

•	Ongoing implementation of operational improvement programs

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Responsibility Statement

The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Towers Watson accept responsibility for the information contained in this document relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Towers Watson (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Important Information About the Transaction and Where to Find It

This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Willis plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction. Willis and Towers Watson plan to file with the SEC and mail to their respective shareholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Willis, Towers Watson, the transaction and related matters. Investors and security holders are urged to read the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other related documents filed with the SEC by Willis and Towers Watson through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of Willis or Towers Watson at the following:

WILLIS	TOWERS WATSON
200 Liberty Street, 7th Floor New York, NY 10281-1003	901 N. Glebe Road Arlington, VA 22203
Attention: Investor Relations	Attention: Investor Relations
212-915-8084	703-258-8000
investor.relations@willis.com	investor.relations@towerswatson.com

Participants in the Solicitation

Willis and Towers Watson, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of Willis, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Willis’s Form 10-K for the year ended December 31, 2014 and its proxy statement filed on April 17, 2015, which are filed with the SEC. Information regarding Towers Watson’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Towers Watson’s Form 10-K for the year ended June 30, 2014 and its proxy statement filed on October 3, 2014, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

Forward Looking Statements

This document contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Willis or Towers Watson management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Willis and Towers Watson undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule; the ability of Willis and Towers Watson to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition that Willis and Towers Watson face; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Willis’s and Towers Watson’s Form 10-K and other filings with the Securities and Exchange Commission.